United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 3, 2023

Date of Report (Date of earliest event reported)

FG Merger Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 S. Maple Street Itasca, Illinois	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 773-1665

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FGMC	THE NASDAQ STOCK MARKET LLC
Warrants	FGMCW	THE NASDAQ STOCK MARKET LLC
Units	FGMCU	THE NASDAQ STOCK MARKET LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

On February 3, 2023, the board of directors of FG Merger Corp. (the “Company”), announced that Emily Torres has resigned her position of Chief Financial Officer of the Company, effective February 17, 2023.

Appointment of Officer

Effective February 17, 2023, the board of directors of the Company has appointed Mark Penway as Chief Financial Officer, filling the vacancy that will be left by Ms. Torres. Mark Penway, 32, has ten years of experience in a variety of accounting roles, primarily focusing on financial reporting and analysis for publicly traded companies in the financial services and insurance space. Mr. Penway has served as the Director of Accounting of FG Financial Group, Inc. (NASDAQ: FGF) (formerly known as 1347 Property Insurance Holdings, Inc.), which operates as a reinsurance and asset management holding company, since September 2021. From February 2021 to September 2021, Mr. Penway held the position of Senior Financial Analyst at Kemper Corporation (NYSE: KMPR). From June 2019 to February 2021, and from May 2013 to August 2018, Mr. Penway held accounting positions at Kingsway Financial Services Inc. (NYSE: KFS), most recently as Senior Accounting Analyst. His previous experience also includes the position of Senior Accountant at Arthur J. Gallagher (NYSE: AJE), which he held from August 2018 to June 2019. Mr. Penway obtained his Bachelor’s degree in Accounting from Loyola University Chicago in 2013.

There are no arrangements or understandings between Mr. Penway and any other person pursuant to which he was selected as the Chief Financial Officer. There are no family relationships between Mr. Penway and any director or executive officer of the Company. Mr. Penway does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2023

FG MERGER CORP.

By:	/s/ M. Wesley Schrader
Name:	M. Wesley Schrader
Title:	Chief Executive Officer